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                                                                    Exhibit (24)



                          COOPER TIRE & RUBBER COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY


                  Cooper Tire & Rubber Company, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, Richard D. Teeple and Kathleen
L. Diller and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Corporation, for it and in its name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration of common stock of the Corporation issuable upon (a) the consummation of the merger of the Corporation and The Standard Products Company ("Standard") and (b) conversion of certain benefit plans of Standard into benefit plans of the Corporation (collectively, the "Securities"), with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-4, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the Corporation, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of September 3, 1999.

                                  COOPER TIRE & RUBBER COMPANY



                                  By: /s/ Patrick W. Rooney
                                     ----------------------
                                      Name: Patrick W. Rooney
                                      Title: Chairman of the Board,
                                             Chief Executive Officer




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                            DIRECTORS AND OFFICERS OF
                          COOPER TIRE & RUBBER COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

                  The undersigned directors and officers of Cooper Tire & Rubber Company, a Delaware corporation (the "Corporation"), do hereby constitute and appoint, Richard D. Teeple and Kathleen L. Diller, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration of common stock of the Corporation issuable upon (a) the consummation of the merger of the Corporation and The Standard Products Company ("Standard") and (b) conversion of certain benefit plans of Standard into benefit plans of the Corporation (collectively, the "Securities"), with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-4, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                       EXECUTED as of September 3, 1999.

/s/ Patrick W. Rooney                      /s/ Philip G. Weaver
--------------------------------------     ------------------------------------------
Patrick W. Rooney                          Philip G. Weaver
Chief Executive  Officer,                  Vice President and Chief Financial Officer
Chairman of the Board and Director         (Principal Financial Officer)
(Principal Executive Officer)

/s/ Thomas A. Dattilo                      /s/ Eileen B. White
--------------------------------------     ------------------------------------------
Thomas A. Dattilo                          Eileen B. White
Vice Chairman of the Board, President      Corporate Controller
Chief Operating Officer and Director       (Principal Accounting Officer)

/s/ Arthur H. Aronson                      /s/ Dennis Gormley
--------------------------------------     ------------------------------------------
Arthur H. Aronson, Director                Dennis Gormley, Director

/s/ Edsel D. Dunford
--------------------------------------     ------------------------------------------
Edsel D. Dunford, Director                 John F. Meier, Director


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/s/ John Fahl                              /s/ Byron O. Pond
--------------------------------------     -------------------------------------
John Fahl, Director                        Byron O. Pond, Director




/s/ Deborah M. Fretz                       /s/ John H. Shuey
--------------------------------------     -------------------------------------
Deborah M. Fretz, Director                 John H. Shuey, Director


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